Exhibit 99.1

               Vesta Reports Preliminary Third Quarter Results

                     Company Delays Filing of Form 10-Q;
      Statutory Surplus Bolstered by $25.0 Million of Affirmative Stock

    BIRMINGHAM, Ala., Nov. 15 /PRNewswire-FirstCall/ -- Vesta Insurance Group, Inc. (NYSE: VTA) announced today that it has identified an error in the balance sheet, which has a cumulative impact of approximately $1.8 million that may lead the Company to restate prior period financial statements. The Company believes this error, which was identified in the intercompany consolidation process, occurred prior to 2003. Vesta will delay the filing of its Form 10-Q for the period ending September 30, 2004 and will immediately begin the process to pinpoint the period and the nature of the error. The balance sheet attached to this press release reflects the correction of this error as of September 30, 2004. The Company also currently believes the error had no effect on the previously reported statement of operations for the six months ended June 30, 2004. The previously reported three and nine month results for the periods ended September 30, 2003 have not been restated as the Company has not determined whether or not these periods were affected and, if so, by how much. In addition, the correction of this error does not impact statutory surplus.
    The Company reported a net operating loss from continuing operations of $53.8 million, or $(1.52) per diluted share in the third quarter of 2004 as a result of the previously announced losses from the hurricanes that impacted Florida. In the third quarter of 2003, the Company reported net operating earnings from continuing operations of $6.4 million, or $0.18 per diluted share. The net loss from continuing operations was $42.8 million, or $(1.21) per diluted share for the quarter ending September 30, 2004 compared to net income from continuing operations of $6.4 million, or $0.18 per diluted share in the third quarter of 2003. Net operating earnings from continuing operations is a non-GAAP measure which excludes certain items, such as realized gains and losses, awards or settlements from litigation or arbitration, and gain on sale of subsidiary.
    "The loss for the third quarter reflects the previously announced impact of the unprecedented four hurricanes that affected Florida, our second largest state," said Norman W. Gayle III, President and CEO. "The $60.6 million loss, including reinsurance reinstatement premiums, from those catastrophes overshadows the excellent underlying results in our residential property portfolio."
    For the nine months ended September 30, Vesta reported a net operating loss from continuing operations of $30.9 million, or $(0.87) per diluted share compared to net earnings of $3.2 million, or $0.09 per diluted share. The net loss from continuing operations was $15.7 million, or $(0.44) per diluted share compared to $6.8 million, or $0.19 per diluted share in the first nine months of 2004.
    On November 15, Vesta's Board of Directors resolved to contribute approximately 1.47 million shares of Affirmative Insurance Holdings
(Nasdaq: AFFM) common stock to the Company's primary property-casualty insurance company, Vesta Fire Insurance Corporation. At Affirmative's closing price on November 15, this contribution increases statutory surplus by $25 million.
    Vesta's standard property-casualty segment, which includes the residential property and standard auto businesses, posted a net loss from continuing operations of $54.6 million in the third quarter of 2004. The standard property-casualty segment GAAP operational ratios for the three months and nine months ended September 30, 2004 and 2003 are below:


                                               3 Months Ended   9 Months Ended
                                                September 30,    September 30,
                                                2004    2003    2004     2003

    Residential property combined ratio        216.9%   91.5%  133.0%   105.7%

    Standard auto combined ratio                96.7%   98.8%   99.2%    97.3%

    Standard property-casualty combined ratio  187.2%   92.9%  124.5%   103.9%

    Total catastrophe losses incurred,
     including reinsurance reinstatement
     premiums (in millions)                     $61.4    $4.6   $69.0    $27.9

    Impact of catastrophes on standard
     property-casualty combined ratio           97.5%    5.4%   37.2%    11.3%


    In the third quarter, Vesta recorded a one-time gain of $12.7 million related to the initial public offering of Vesta's former non-standard auto insurance subsidiary, Affirmative Insurance Holdings, Inc. Currently, Vesta owns 43% of Affirmative, which will be accounted for by the equity method of accounting. As a result, Vesta will record its pro rata share of Affirmative's earnings in its statement of operations under the line item, "equity in net earnings of investee, net of tax." For the third quarter of 2004, Vesta's equity in net earnings of Affirmative was $3.2 million.
    In addition, the Company recorded a $15.0 million loss in the third quarter to discontinued operations as a result of last week's previously announced jury verdict in the litigation, Muhl v. Vesta. Vesta has agreed to enter mediation to attempt to resolve the issues of breach of contract and damages.
    Vesta management will hold a conference call tomorrow, Tuesday, November 16, at 10:00 am EST to discuss this press release. The conference call will also be simultaneously webcast live online through Vesta's corporate website, http://www.vesta.com and http://phx.corporate-ir.net/playerlink.zhtml?c=72257&s=wm&e=958172 .

    About Vesta Insurance Group, Inc.
    Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

    This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance, may differ materially from those reflected in these forward-looking statements. The main factors that could affect these forward-looking statements are that we may experience catastrophic losses in excess of what we expect; we may experience frequency and severity of non-catastrophic losses in excess of what we expect; the value of Affirmative Insurance's common stock experiences deterioration, or we may experience deterioration in premium volume in our standard property and casualty segment as a result of rating
actions taken by A.M. Best.   Please refer to the documents Vesta files from
time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.


                            Vesta Insurance Group, Inc
                       3rd Quarter 2004 Segment Comparison
                              (amounts in thousands)

                                                            Standard Property-
                                            Life Insurance       Casualty
                                             2004    2003      2004     2003
    Revenues:
       Net premiums written                 $1,811  $2,049   $61,881  $35,764
       (Increase) decrease in unearned
        premiums                                --      --    (2,289)  46,145

       Net premiums earned                   1,811   2,049    59,592   81,909
       Net investment income                 7,039   6,695        --       --
       Policy fees                             641     565     3,223    3,520
       Agents fees and commissions              --      --        --       --
       Other                                   433     844       146      205

           Total revenues                    9,924  10,153    62,961   85,634

    Expenses:
       Policyholder benefits                 5,478   5,250        --       --
       Loss and LAE expenses incurred           --      --    95,599   50,423
       Policy acquisition expenses            (357)    246    11,041   18,170
       Operating expenses                    2,021   2,548    10,931   10,996
       Interest on debt                      1,342   1,385        --       --
       Deferrable capital security
        distributions                           --      --        --       --

           Total expenses                    8,484   9,429   117,571   79,589

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                       1,440     724   (54,610)   6,045
    Income tax expense (benefit)               504     253        --    2,116
    Equity in net earnings of investee, net
     of tax                                     --      --        --       --
    Minority interest in subsidiary, net of
     tax                                        --      --        --       --

           Net operating earnings (loss)
            from continuing operations        $936    $471  $(54,610)  $3,929

           Realized gains (loss), net of
            tax                               (136)    536
           Litigation settlement and
            billing dispute settlements
           Gain on sale of subsidiary

           Net income (loss) from
            continuing operations             $800  $1,007  $(54,610)  $3,929


                            Vesta Insurance Group, Inc
                       3rd Quarter 2004 Segment Comparison
                              (amounts in thousands)

                                              Non-Standard    Non-Standard
                                                 Agency       Underwriting
                                              2004    2003    2004     2003
    Revenues:
      Net premiums written                      --      --      --  $46,465
      (Increase) decrease in unearned
       premiums                                 --      --      --   (3,122)

      Net premiums earned                       --      --      --   43,343
      Net investment income                     --      --      --       --
      Policy fees                               --      --      --    5,747
      Agents fees and commissions               -- $34,972      --       --
      Other                                     --      --      --      667

          Total revenues                        --  34,972      --   49,757

    Expenses:
      Policyholder benefits                     --      --      --       --
      Loss and LAE expenses incurred            --      --      --   29,821
      Policy acquisition expenses               --      --      --   12,864
      Operating expenses                        --  31,080      --    4,777
      Interest on debt                          --     229      --       --
      Deferrable capital security
       distributions                            --      --      --       --

          Total expenses                        --  31,309      --   47,462

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                          --   3,663      --    2,295
    Income tax expense (benefit)                --   1,282      --      803
    Equity in net earnings of investee,
     net of tax                                 --      --      --       --
    Minority interest in subsidiary, net
     of tax                                     --     114      --       --

          Net operating earnings (loss)
           from continuing operations           --  $2,267      --   $1,492

          Realized gains (loss), net of
           tax
          Litigation settlement and
           billing dispute settlements
          Gain on sale of subsidiary

          Net income (loss) from
           continuing operations                --  $2,267      --   $1,492


                            Vesta Insurance Group, Inc
                       3rd Quarter 2004 Segment Comparison
                              (amounts in thousands)

                                              Corp & Other      Eliminations
                                              2004     2003     2004     2003
    Revenues:
      Net premiums written                      --       --      --       --
      (Increase) decrease in unearned
       premiums                                 --       --      --       --

      Net premiums earned                       --       --      --       --
      Net investment income                 $2,321   $3,352      --       --
      Policy fees                               --       --      --       --
      Agents fees and commissions               --       --      -- $(18,562)
      Other                                     --      184      --       --

          Total revenues                     2,321    3,536      --  (18,562)

    Expenses:
      Policyholder benefits                     --       --      --       --
      Loss and LAE expenses incurred            --       --      --       --
      Policy acquisition expenses               --       --      --   (7,951)
      Operating expenses                     3,854    4,090      --  (10,611)
      Interest on debt                       1,370    1,669      --       --
      Deferrable capital security
       distributions                           432      478      --       --

          Total expenses                     5,656    6,237      --  (18,562)

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                      (3,335)  (2,701)     --       --
    Income tax expense (benefit)                --     (945)     --       --
    Equity in net earnings of investee,
     net of tax                              3,215       --      --       --
    Minority interest in subsidiary, net
     of tax                                     --       --      --       --

          Net operating earnings (loss)
           from continuing operations        $(120) $(1,756)     --       --

          Realized gains (loss), net of
           tax                              (4,711)    (584)
          Litigation settlement and
           billing dispute settlements       3,113
          Gain on sale of subsidiary        12,699

          Net income (loss) from
           continuing operations           $10,981  $(2,340)     --       --


                            Vesta Insurance Group, Inc
                       3rd Quarter 2004 Segment Comparison
                              (amounts in thousands)

                                                          Consolidated
                                                     2004              2003
    Revenues:
       Net premiums written                        $63,692           $84,278
       (Increase) decrease in unearned
        premiums                                    (2,289)           43,023

       Net premiums earned                          61,403           127,301
       Net investment income                         9,360            10,047
       Policy fees                                   3,864             9,832
       Agents fees and commissions                      --            16,410
       Other                                           579             1,900

           Total revenues                           75,206           165,490

    Expenses:
       Policyholder benefits                         5,478             5,250
       Loss and LAE expenses incurred               95,599            80,244
       Policy acquisition expenses                  10,684            23,329
       Operating expenses                           16,806            42,880
       Interest on debt                              2,712             3,283
       Deferrable capital security
        distributions                                  432               478

           Total expenses                          131,711           155,464

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest                         (56,505)           10,026
    Income tax expense (benefit)                       504             3,509
    Equity in net earnings of investee,
     net of tax                                      3,215                --
    Minority interest in subsidiary, net
     of tax                                             --               114

           Net operating earnings (loss)
            from continuing operations            $(53,794)           $6,403

           Realized gains (loss), net of
            tax                                     (4,847)              (48)
           Litigation settlement and
            billing dispute settlements              3,113
           Gain on sale of subsidiary               12,699

           Net income (loss) from
            continuing operations                 $(42,829)           $6,355


                            Vesta Insurance Group, Inc
                           YTD 2004 Segment Comparison
                              (amounts in thousands)

                                                            Standard Property-
                                           Life Insurance        Casualty
                                            2004    2003      2004      2003
    Revenues:
      Net premiums written                 $6,002  $6,776  $175,210  $198,845
      (Increase) decrease in unearned
       premiums                                --      --     3,723    38,823

      Net premiums earned                   6,002   6,776   178,933   237,668
      Net investment income                20,786  21,468        --        --
      Policy fees                           1,979   1,690     7,486     8,474
      Agents fees and commissions              --      --        --        --
      Other                                 1,396   2,205       523       610

          Total revenues                   30,163  32,139   186,942   246,752

    Expenses:
      Policyholder benefits                16,839  15,554        --        --
      Loss and LAE expenses incurred           --      --   180,498   168,414
      Policy acquisition expenses            (138)    696    18,836    54,583
      Operating expenses                    6,293   7,407    32,743    33,265
      Interest on debt                      3,904   4,274        --        --
      Deferrable capital security
       distributions                           --      --        --        --

          Total expenses                   26,898  27,931   232,077   256,262

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                      3,265   4,208   (45,135)   (9,510)
    Income tax expense (benefit)            1,142   1,473        --    (3,328)
    Deferrable capital security
     distributions, net of tax                 --      --        --        --
    Equity in net earnings of investee,
     net of tax                                --      --        --        --
    Minority interest in subsidiary, net
     of tax                                    --      --        --        --

          Net operating earnings (loss)
           from continuing operations      $2,123  $2,735  $(45,135)  $(6,182)

          Realized gains (loss), net of
           tax                                915     714
          Litigation settlement and
           billing dispute settlements
          Gain on sale of subsidiary

          Net income (loss) from
           continuing operations           $3,038  $3,449  $(45,135)  $(6,182)


                            Vesta Insurance Group, Inc
                           YTD 2004 Segment Comparison
                              (amounts in thousands)

                                                               Non-Standard
                                      Non-Standard Agency      Underwriting
                                           2004      2003     2004      2003
    Revenues:
      Net premiums written                   --        -- $127,917  $139,470
      (Increase) decrease in unearned
       premiums                              --        --    2,689   (15,661)

      Net premiums earned                    --        --  130,606   123,809
      Net investment income                  --        --       --        --
      Policy fees                            --        --   12,166    16,379
      Agents fees and commissions       $82,500  $107,830       --        --
      Other                                  --        --      358     2,352

          Total revenues                 82,500   107,830  143,130   142,540

    Expenses:
      Policyholder benefits                  --        --       --        --
      Loss and LAE expenses incurred         --        --   90,423    84,925
      Policy acquisition expenses            --        --   35,523    36,643
      Operating expenses                 68,331    95,191   11,120    13,320
      Interest on debt                      383       561       --        --
      Deferrable capital security
       distributions                         --        --       --        --

          Total expenses                 68,714    95,752  137,066   134,888

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest               13,786    12,078    6,064     7,652
    Income tax expense (benefit)             --     4,227       --     2,678
    Deferrable capital security
     distributions, net of tax               --        --       --        --
    Equity in net earnings of investee,
     net of tax                              --        --       --        --
    Minority interest in subsidiary,
     net of tax                             478       493       --        --

          Net operating earnings (loss)
           from continuing operations   $13,308    $7,358   $6,064    $4,974

          Realized gains (loss), net of
           tax
          Litigation settlement and
           billing dispute settlements
          Gain on sale of subsidiary

          Net income (loss) from
           continuing operations        $13,308    $7,358   $6,064    $4,974


                            Vesta Insurance Group, Inc
                           YTD 2004 Segment Comparison
                              (amounts in thousands)

                                             Corp & Other      Eliminations
                                             2004     2003     2004     2003
    Revenues:
      Net premiums written                     --       --       --        --
      (Increase) decrease in unearned
       premiums                                --       --       --        --

      Net premiums earned                      --       --       --        --
      Net investment income                $7,327  $10,065       --        --
      Policy fees                              --       --       --        --
      Agents fees and commissions              --       -- $(49,068) $(52,693)
      Other                                    --      535       --        --

          Total revenues                    7,327   10,600  (49,068)  (52,693)

    Expenses:
      Policyholder benefits                    --       --       --        --
      Loss and LAE expenses incurred           --       --       --        --
      Policy acquisition expenses              --       --   (7,998)  (22,367)
      Operating expenses                   12,194   12,964  (41,070)  (30,326)
      Interest on debt                      4,281    5,012       --        --
      Deferrable capital security
       distributions                        1,295      478       --        --

          Total expenses                   17,770   18,454  (49,068)  (52,693)

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                    (10,443)  (7,854)      --        --
    Income tax expense (benefit)               --   (2,749)      --        --
    Deferrable capital security
     distributions, net of tax                 --      622       --        --
    Equity in net earnings of investee,
     net of tax                             3,215       --       --        --
    Minority interest in subsidiary, net
     of tax                                    --       --       --        --

          Net operating earnings (loss)
           from continuing operations     $(7,228) $(5,727)      --        --

          Realized gains (loss), net of
           tax                             (5,390)   2,917
          Litigation settlement and
           billing dispute settlements      6,959
          Gain on sale of subsidiary       12,699

          Net income (loss) from
           continuing operations           $7,040  $(2,810)      --        --


                            Vesta Insurance Group, Inc
                           YTD 2004 Segment Comparison
                              (amounts in thousands)

                                                         Consolidated
                                                    2004               2003
    Revenues:
       Net premiums written                       $309,129           $345,091
       (Increase) decrease in unearned
        premiums                                     6,412             23,162

       Net premiums earned                         315,541            368,253
       Net investment income                        28,113             31,533
       Policy fees                                  21,631             26,543
       Agents fees and commissions                  33,432             55,137
       Other                                         2,277              5,702

           Total revenues                          400,994            487,168

    Expenses:
       Policyholder benefits                        16,839             15,554
       Loss and LAE expenses incurred              270,921            253,339
       Policy acquisition expenses                  46,223             69,555
       Operating expenses                           89,611            131,821
       Interest on debt                              8,568              9,847
       Deferrable capital security
        distributions                                1,295                478

           Total expenses                          433,457            480,594

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest                         (32,463)             6,574
    Income tax expense (benefit)                     1,142              2,301
    Deferrable capital security
     distributions, net of tax                          --                622
    Equity in net earnings of investee,
     net of tax                                      3,215                 --
    Minority interest in subsidiary, net
     of tax                                            478                493

           Net operating earnings (loss)
            from continuing operations            $(30,868)            $3,158

           Realized gains (loss), net of
            tax                                     (4,475)             3,631
           Litigation settlement and
            billing dispute settlements              6,959
           Gain on sale of subsidiary               12,699

           Net income (loss) from
            continuing operations                 $(15,685)            $6,789


                            Vesta Insurance Group, Inc
                              Third Quarter Results
                    (amounts in thousands, except share data)

                                          3 Months Ended      9 Months Ended
                                           September 30,      September 30,
                                           2004     2003      2004      2003
    Revenues:
      Net premiums written               $63,692  $84,278  $309,129  $345,091
      (Increase) decrease in unearned
       premiums                           (2,289)  43,023     6,412    23,162

      Net premiums earned                 61,403  127,301   315,541   368,253
      Net investment income                9,360   10,047    28,113    31,533
      Policy fees                          3,864    9,832    21,631    26,543
      Agents fees and commissions             --   16,410    33,432    55,137
      Other                                  579    1,900     2,277     5,702

          Total revenues                  75,206  165,490   400,994   487,168

    Expenses:
      Policyholder benefits                5,478    5,250    16,839    15,554
      Loss and LAE expenses incurred      95,599   80,244   270,921   253,339
      Policy acquisition expenses         10,684   23,329    46,223    69,555
      Operating expenses                  16,806   42,880    89,611   131,821
      Interest on debt                     2,712    3,283     8,568     9,847
      Deferrable capital securities
       distributions                         432      478     1,295       478

          Total expenses                 131,711  155,464   433,457   480,594

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest               (56,505)  10,026   (32,463)    6,574
    Income taxes                             504    3,509     1,142     2,301
    Deferrable capital securities
     distributions, net of tax                --       --        --       622
    Equity in net earnings of investee,
     net of tax                            3,215       --     3,215        --
    Minority interest in subsidiary,
     net of tax                               --      114       478       493

          Net operating earnings (loss)
           from continuing operations    (53,794)   6,403   (30,868)    3,158

    Litigation settlement and billing
     dispute settlements                   3,113       --     6,959        --
    Realized gains (losses), net of tax   (4,847)     (48)   (4,475)    3,631
    Gain on sale of subsidiary            12,699       --    12,699        --

          Net income (loss) from
           continuing operations         (42,829)   6,355   (15,685)    6,789

    Gain (loss) from health insurance
     discontinued operations, net of tax -- (1,117) (233) (2,328) Gain (loss) from consulting
     discontinued operations, net of tax      --      (19)       --      (424)
    Loss from discontinued property-
     casualty operations, net of tax     (15,080)    (875)  (19,373)   (7,620)

          Net income (loss) before
           cumulative effect of change
           in accounting principle       (57,909)   4,344   (35,291)   (3,583)

    Cumulative effect of change in
     accounting principle                     --       --    (5,106)       --

          Net income (loss)             $(57,909)  $4,344  $(40,397)  $(3,583)

      Weighted average shares
       outstanding for the period -
       diluted                            35,476   34,949    35,425    34,940
      Net operating earnings (loss)
       from continuing operations per
       share                              $(1.52)   $0.18    $(0.87)    $0.09
      Realized gains (losses) per share   $(0.14)  $(0.00)   $(0.13)    $0.10
      Net income (loss) from continuing
       operations per share               $(1.21)   $0.18    $(0.44)    $0.19
      Income (loss) available to common
       shareholders per share             $(1.63)   $0.12    $(1.14)   $(0.10)


                            Vesta Insurance Group, Inc
                       Condensed Consolidated Balance Sheet
                 (amounts in thousands, except per share amounts)

                                                           September 30, 2004
    Assets:

       Invested assets                                               $933,814
       Investment in unconsolidated subsidiary                         85,820
       Cash                                                            58,685
       Goodwill                                                        68,438
       Other assets                                                   667,316

             Total assets                                          $1,814,073

    Liabilities:

       Future policy benefits                                        $676,577
       Losses and loss adjustment expenses                            407,699
       Unearned premiums                                              258,146
       Long term debt                                                  75,932
       Line of credit                                                  30,000
       Other liabilities                                              299,982

             Total liabilities                                      1,748,336

    Stockholders' equity                                               65,737

             Total liabilities and stockholders' equity            $1,814,073

             Equity per share*                                          $1.82

             Shares outstanding at period end                          36,087

     * At September 30, 2004, unrealized gains and losses on investment securities, after-tax totaled approximately $8.6 million, which represents $0.24, of book value per share.


                            Vesta Insurance Group, Inc
    Reconciliation of Net Operating Earnings (Loss) from Continuing Operations to Net Income (Loss)
                    (amounts in thousands, except share data)

                                           3 Months Ended    9 Months Ended
                                            September 30,      September 30,
                                            2004     2003     2004     2003
    Net operating earnings (loss) from
     continuing operations                $(53,794) $6,403  $(30,868)  $3,158

    Special items:
      Litigation settlement and billing
       dispute settlements                   3,113      --     6,959       --
      Realized gains (losses), net of tax   (4,847)    (48)   (4,475)   3,631
      Gain on sale of subsidiary            12,699      --    12,699       --

    Net income (loss) from continuing
     operations                           $(42,829) $6,355  $(15,685)  $6,789

      Gain (loss) from health insurance
       discontinued operations, net of tax -- (1,117) (233) (2,328) Gain (loss) from consulting
       discontinued operations, net of tax      --     (19)       --     (424)
      Loss from discontinued property --
       casualty operations, net of tax     (15,080)   (875)  (19,373)  (7,620)

    Net income (loss) before cumulative
     effect of change in accounting
     principle                            $(57,909) $4,344  $(35,291) $(3,583)

      Cumulative effect of change in
       accounting principle                     --      --    (5,106)      --

    Income (loss)                         $(57,909) $4,344  $(40,397) $(3,583)

    Diluted earnings per share:

    Net operating earnings (loss)           $(1.52)  $0.18    $(0.87)   $0.09

    Special items:
      Litigation settlement and billing
       dispute settlements                   $0.09    $ --     $0.20     $ --
      Realized gains (losses), net of tax   $(0.14) $(0.00)   $(0.13)   $0.10
      Gain on sale of subsidiary             $0.36    $ --     $0.36     $ --

    Net income (loss) from continuing
     operations                             $(1.21)  $0.18    $(0.44)   $0.19

      Gain (loss) from health insurance
       discontinued operations, net of tax $ -- $(0.03) $(0.01) $(0.06) Gain (loss) from consulting discontinued operations, net of tax $ -- $ -- $ -- $(0.01) Loss from discontinued property --
       casualty operations, net of tax      $(0.42) $(0.03)   $(0.55)  $(0.22)

    Net income (loss) before cumulative
     effect of change in accounting
     principle                              $(1.63)  $0.12    $(1.00)  $(0.10)

      Cumulative effect of change in
       accounting principle                   $ --    $ --    $(0.14)    $ --

    Income (loss)                           $(1.63)  $0.12    $(1.14)  $(0.10)

    Shares used in computing per share
     amounts:
      Diluted weighted average shares
       outstanding for the period           35,476  34,949    35,425   34,940

     The above table reconciles the Company's GAAP results to net operating earnings/(loss). Management believes that net operating earnings/(loss) provides investors with a useful indicator to gauge possible future performance because it eliminates the effects of certain items that could cause significant impact to the Company's financial results from one period to another.

SOURCE  Vesta Insurance Group, Inc.
    -0-                             11/15/2004
    /CONTACT: Charles R. Lambert, Vice President - Investor Relations of Vesta Insurance Group, Inc., +1-205-970-7030, or CLambert@vesta.com /
    /Web site:  http://www.vesta.com
           http://phx.corporate-ir.net/playerlink.zhtml?c=72257&s=wm&e=958172/
    (VTA AFFM)

CO:  Vesta Insurance Group, Inc.; Affirmative Insurance Holdings
ST:  Alabama
IN:  INS
SU:  ERN CCA